Exhibit 10.68

FIFTH AMENDMENT TO

EMPLOYMENT AGREEMENT

This Fifth Amendment (“Amendment”) to the Employment Agreement by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Michael E. Fortin (“Employee”), dated effective as of October 1, 2015, and previously amended on September 1, 2016, September 20, 2018, July 1, 2019, and July 1, 2021 (“Agreement”), is made and entered into effective as of July 1, 2025. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1.          Section 4. a. of the Agreement is hereby amended to increase Employee’s base salary to Three Hundred Sixty Five Thousand dollars ($365,000) per year commencing July 1, 2025.

Except as set forth herein, all other terms and conditions of the Agreement as amended to date shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective on July 1, 2025.

EMPLOYEE

/s/
Michael E. Fortin

COMPANY

Natural Alternatives International, Inc.,

a Delaware corporation

/s/
Kenneth E. Wolf, President